UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 30, 2020

CO-DIAGNOSTICS, INC.
(Exact name of small business issuer as specified in its charter)

Utah	1-38148	46-2609363
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification Number)

2401 S. Foothill Drive, Suite D, Salt Lake City, Utah 84109

(Address of principal executive offices)

(801) 438-1036

(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CODX	NASDAQ-CM

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On October 30, 2020, the Board of Directors of Co-Diagnostics, Inc. (the “Company”) and executive management determined, in consultation with the Company’s independent public accounting firm, Haynie & Company (“Haynie”), that the Company’s interim financial statements for the quarterly period ended June 30, 2020 included in the Company’s Form 10-Q for the quarterly period ended June 30, 2020 filed with the U.S. Securities and Exchange Commission (“SEC”) on August 13, 2020 (the “Original Filing”) could no longer be relied upon. Specifically, during the course of the financial statements closing process subsequent to the period ended June 30, 2020, the Company’s Chief Executive Officer and Chief Financial Officer (collectively, the “Management”) discovered that a prepayment for inventory received after June 30, 2020 was incorrectly recorded in the Original Filing as cost of revenue instead of as a prepaid expense during the quarterly period ended June 30, 2020, resulting in prepaid expenses being understated by $2,369,369 and cost of revenue being overstated by $2,369,369. The impact of correcting this error will increase the Company’s prepaid expenses and net income by $2,369,369, decrease cost of revenue by $2,369,369 and increase basic and diluted net income per common share by $0.08 as of and for the three and six months ended June 30, 2020.

The Company plans to file Amendment No. 1 on Form 10-Q/A for the quarterly period ended June 30, 2020 with SEC (the “Amended Report”) as soon as practicable and prior to the filing of its Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2020. The following sections in the Original Filing are expected to be revised in the Amended Report, solely as a result of, and to reflect, the restatement:

●	Part I – Item 1. Financial Information
●	Part I – Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations
●	Part I – Item 4. Controls and Procedures
●	Part II – Item 6. Exhibits and Signatures

The Company has provided Haynie with a copy of the disclosures contained in this Form 8-K and has requested that Haynie furnish to the Company a letter addressed to the SEC stating whether Hayne agrees with the statements contained herein and, if not, stating the respects in which it does not agree. A copy of Haynie’s letter concurring with the statements contained herein is attached as Exhibit 7.1 to this Form 8-K.

Item 7.01 Regulation FD Disclosure.

On November 2, 2020, the Company issued a press release announcing the information discussed in Item 4.02 of this Form 8-K. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.:	Description:
7.1	Letter, dated November 2, 2020, from Haynie & Company to the U.S. Securities and Exchange Commission
99.1	Press Release, dated November 2, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CO-DIAGNOSTICS, INC.

Date: November 2, 2020	By:	/s/ Dwight H. Egan
	Name:	Dwight H. Egan
	Title:	Chief Executive Officer (Principal Executive Officer)